412 P–2 09/09

SUPPLEMENT DATED SEPTEMBER 11, 2009
TO THE PROSPECTUS
DATED MARCH 1, 2009 OF

FRANKLIN TEMPLETON HARD CURRENCY FUND

(a series of Franklin Templeton Global Trust)

The Prospectus is amended as follows:

I. The last two paragraphs under the "Goal and Strategies - Main Investment Strategies" section are deleted and replaced with the following:

To gain exposure to a foreign currency when the money market for a particular foreign currency is small or relatively illiquid or when the manager believes it may be more efficient than a direct investment in a foreign currency-denominated instrument, the Fund may invest in a combination of forward foreign currency exchange contracts or currency futures contracts (including currency index futures) and U.S. dollar-denominated money market instruments. A forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. When combined with an investment in a U.S. dollar-denominated money market instrument, the manager attempts to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

The Fund may also invest, from time to time, in forward foreign currency exchange contracts (including cross-currency forwards) and currency futures contracts (collectively, “currency contracts”) to try to hedge (protect) against currency exchange rate fluctuations, or to generate income for the Fund, for example, by cross-hedging. Cross-hedging is the practice of entering into a forward contract to buy or sell an amount of a foreign currency when the Fund believes that foreign currency may enjoy or suffer a substantial movement against another currency. The Fund does not, however, attempt to actively hedge its portfolio.

Other derivative investments may also be used to help manage interest rate exposure, protect fund assets, implement a cash or tax management strategy, enhance Fund returns or to obtain net long or net short exposures to selected interest rates, duration or credit risks. Such derivatives may include the purchase and sale of financial futures contracts (such as interest rate or bond futures and options on swap agreements). With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

A futures contract is a standardized binding agreement to buy to sell a specified quantity of a currency or other underlying instrument, at a specified price at a specified later date, that trades on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

II. The section under “Main Risks - Derivative securities” is deleted and replaced with the following:

The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the over-the-counter markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the manager to utilize derivatives when it wishes to do so.

Please keep this supplement for future reference.